WADDELL & REED ADVISORS FUNDS

Supplement dated August 4, 2009
to the
Waddell & Reed Advisors Funds Statement of Additional Information dated January 30, 2009 and as supplemented May 21, 2009

The following information is added to the section entitled "Sales Charges for Class A Shares:"

Waddell & Reed will pay Legend 1.00% for investments made in Class A shares purchased at NAV as part of the transfer program which runs from July 15, 2009 through October 31, 2009. Please see the Prospectuses for more information.